UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2024
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.05.    Material Cybersecurity Incidents.
As previously disclosed on its Current Report on Form 8-K filed on June 21, 2024, Sonic Automotive, Inc. (the “Company”) has experienced disruptions since June 19, 2024 in its access to certain information systems provided to the Company by CDK Global (“CDK”) due to a cybersecurity incident experienced by CDK (the “Incident”). The affected systems include the Company’s dealer management system (“DMS”), its customer relationship management system (“CRM”) and other systems that support sales, inventory and accounting functions (collectively with the DMS and the CRM, the “Affected Systems”). As of the date of this filing, access to the basic functionality of the DMS has been restored. Other Affected Systems, including the CRM and certain functions of the DMS, remain offline as the Company continues to investigate and test such systems. Additionally, some third-party applications typically accessible through the Affected Systems also remain offline. The timing of restoration of full access to all Affected Systems remains unclear.
Since the onset of the Incident, the Company has closely monitored the effect of the Incident on its business, financial condition and results of operations. While the full impact of the Incident on the Company and its results of operations and financial condition are not presently ascertainable, based on the information available to the Company on the date hereof, the Company concluded that the Incident is reasonably likely to have a material impact on the Company’s results of operation for the second fiscal quarter ended June 30, 2024 due to, among other thing, a slower rate of vehicle sales during the period since June 19, 2024 due to the impact of the Incident on the Affected Systems. As a result, the Company expects that its earnings for the second fiscal quarter ended June 30, 2024 will be adversely impacted by the Incident. As of the date hereof, the Company has not yet determined whether the Incident has otherwise had or is otherwise reasonably likely to have a material impact on the Company and its financial condition.
Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the Company’s expectations or beliefs regarding future events, actions or performance related to the Incident, including the results of the Company’s investigation of the Incident and the impact on the Company and its financial condition and results of operations. Forward-looking statements typically are identified by use of terms such as “anticipate,” “believe,” “expect,” “project,” “may,” “will,” “should,” “could,” “likely” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the completion of the Company’s investigation into the Incident, the ultimate results of CDK’s and the Company’s containment and remediation efforts, the timing of the restoration of full access to the Affected Systems, changes in customer sentiment due to the Incident and other risks and factors described by the statements under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent filings with the United States Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

July 5, 2024	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel